SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Delaware Investments Dividend and Income Fund, Inc.

Delaware Investments Global Dividend and Income Fund, Inc.

Delaware Enhanced Global Dividend and Income Fund

Delaware Investments Arizona Municipal Income Fund, Inc.

Delaware Investments Colorado Municipal Income Fund, Inc.

Delaware Investments National Municipal Income Fund

Delaware Investments Minnesota Municipal Income Fund II, Inc.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 18, 2010

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 18, 2010: this proxy statement is available at
www.delawareinvestments.com/proxy.

To the Shareholders of:

       Delaware Investments Dividend and Income Fund, Inc.
       Delaware Investments Global Dividend and Income Fund, Inc.
       Delaware Enhanced Global Dividend and Income Fund
       Delaware Investments Arizona Municipal Income Fund, Inc.
       Delaware Investments Colorado Municipal Income Fund, Inc.
       Delaware Investments National Municipal Income Fund
       Delaware Investments Minnesota Municipal Income Fund II, Inc.

    This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Delaware Investments closed-end registered investment company listed above (each individually, a “Fund” and, collectively, the “Funds”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, August 18, 2010 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.	To elect a Board of Directors (or Trustees) for each Fund; and

2.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

    Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Patrick P. Coyne
Chairman

July 1, 2010

2005 Market Street Philadelphia, PA 19103 1-800-523-1918

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 18, 2010

    Meeting Information. The Board of Directors or Trustees (each Board is hereinafter referred to as a “Board” and Board members are referred to as “Directors”) of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Wednesday, August 18, 2010, at 4:00 p.m., Eastern time, at the offices of Stradley Ronon Stevens & Young, LLP located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 and/or at any adjournments of the meeting (the “Meeting”). Only Fund shareholders will be admitted to the Meeting.

    General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” the proposal (the “Proposal”) in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

    Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of a Fund that they owned of record on June 21, 2010 (the “Record Date”). Exhibit A shows the number of shares of each Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of any Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about July 9, 2010.

    This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm. If a proxy solicitor is used, the cost will be borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

    Required Votes. All shareholders of a Fund vote together to elect Directors. The affirmative vote of a plurality of the shareholders of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Director of such Fund.

    The presence in person or by proxy of holders of a majority of a Fund’s outstanding shares shall constitute a quorum for such Fund. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the Proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

    Abstentions and Broker Non-Votes. Because the only Proposal is for the election of Directors, the Funds do not expect to receive any abstentions or broker non-votes. In the unlikely event that they do, however, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on a proposal which requires a plurality or majority of votes cast for approval, but would have the same effect as a vote “AGAINST” a proposal requiring a majority of votes present. Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Broker non-votes can occur when a meeting has (1) a “routine” proposal, such as the election of directors, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, such as a change to a fundamental investment policy, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Because the Proposal presented is considered to be a “routine” voting item, the Funds do not expect to receive any broker non-votes.

    Copies of each Fund’s most recent Annual Report and Semi-Annual Report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing the Funds at the address shown on the top of the first page of the Combined Proxy Statement or by calling 1-800-523-1918.

THE PROPOSAL: TO ELECT A BOARD OF DIRECTORS
FOR EACH FUND

    You are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Patrick P. Coyne, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher.

    If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

INFORMATION ON THE NOMINEES

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Date of Birth	Funds	Time Served	5 Years	by Director	Director
Interested Director

Patrick P. Coyne(1)	Chairman,	Chairman and	Patrick P. Coyne	79	Director – Kaydon
2005 Market Street	President,	Director since	has served in		Corporation
Philadelphia,	Chief	August 16,	various executive
PA 19103	Executive	2006	capacities at		Board of Governors
	Officer, and		different times		Member –
April 1963	Director	President	at Delaware		Investment
		and Chief	Investments.(2)		Company Institute
		Executive			(ICI)
Officer since
		August 1,			Finance Committee
		2006			Member-St. John
Vianney Roman
Catholic Church

Board of Trustees-
Agnes Irwin School

Member of
Investment
Committee –
Cradle of Liberty
Council, BSA
(2007 – 2010)

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Date of Birth	Funds	Time Served	5 Years	by Director	Director
Independent Director

Thomas L. Bennett	Director	Since March	Private Investor –	79	Director Bryn
2005 Market Street		2005	(March 2004 -		Mawr Bank Corp.
Philadelphia,			Present)		(BMTC)
PA 19103
			Investment		Chairman of
October 1947			Manager -		Investment
			Morgan Stanley		Committee –
			& Co.		Pennsylvania
			(January 1984 -		Academy of Fine
			March 2004)		Arts

Investment
Committee and
Governance
Committee
Member-
Pennsylvania
Horticultural
Society

John A. Fry	Director	Since January	President –	79	Director -
2005 Market Street		2001	Franklin &		Community
Philadelphia,			Marshall College		Health Systems
PA 19103			(July 2002 -
			Present)		Director –
May 1960					Ecore International
			President-Elect –		(2009-2010)
Drexel
			University		Director – Allied
			(August 2010)		Barton Securities
Holdings
			Executive Vice		(2005-2008)
President-
University of
Pennsylvania
(April 1995 -
June 2002)

				Number of
				Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Date of Birth	Funds	Time Served	5 Years	by Director	Director
Independent Directors (continued)

Anthony D. Knerr	Director	Since April	Founder and	79	None
2005 Market Street		1990	Managing
Philadelphia,			Director -
PA 19103			Anthony Knerr
			& Associates
December 1938			(Strategic
			Consulting)
			(1990 - Present)

Lucinda S. Landreth	Director	Since March	Chief Investment	79	None
2005 Market Street		2005	Officer -
Philadelphia,			Assurant. Inc.
PA 19103			(Insurance)
			(2002 - 2004)
June 1947

Ann R. Leven	Director	Since October	Consultant –	79	Director and Audit
2005 Market Street		1989	ARL Associates		Committee Chair-
Philadelphia,			(Financial		Systemax Inc.
PA 19103			Planning)		(2001-2009)
			(1983-Present)
November 1940					Director and
					Audit Committee
					Chairperson-Andy
					Warhol Foundation
					(1999-2007)

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Date of Birth	Funds	Time Served	5 Years	by Director	Director
Independent Directors (continued)

Thomas F. Madison	Director	Since	President and	79	Director and Chair
2005 Market Street		May 1997(3)	Chief Executive		of Compensation
Philadelphia,			Officer - MLM		Committee,
PA 19103			Partners, Inc.		Governance
			(Small Business		Committee
February 1936			Investing and		Member -
			Consulting)		CenterPoint Energy
(January 1993 -
			Present)		Lead Director and
Chair of Audit
and Governance
Committees,
Member of
Compensation
Committee - Digital
River Inc.

Director and Chair
of Governance
Committee,
Audit Committee
Member - Rimage
Corporation

Director and Chair
of Compensation
Committee –
Spanlink
Communications

Lead Director
and Member of
Compensation
and Governance
Committees -
Valmont Industries,
Inc.
(1987-2010)

Director-Banner
Health (1996-2007)

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address	Held with	Length of	During Past	Overseen	Held by
and Date of Birth	Funds	Time Served	5 Years	by Director	Director
Independent Directors (continued)

Janet L. Yeomans	Director	Since April	Vice President	79	Director – Okabena
2005 Market Street		1999	and Treasurer		Company
Philadelphia,			(January 2006 –		(investment
PA 19103			Present), Vice		management firm)
President -
July 1948			Mergers &
Acquisitions
(January
2003 – January
2006), and Vice
President
(July 1995 -
January 2003)
3M Corporation

J. Richard Zecher	Director	Since March	Founder –	79	Director and
2005 Market Street		2005	Investor		Audit Committee
Philadelphia,			Analytics		Member -
PA 19103			(Risk		Investor Analytics
Management)
July 1940			(May 1999 -		Director-Oxigene,
			Present)		Inc
(2003-2008)
Founder –
Sutton Asset
Management
(Hedge Fund)
(September 1996
to Present)
____________________

(1)	Patrick P. Coyne is considered to be an “Interested Director” because he is an executive officer of the Funds’ Manager.

(2)	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ Manager and transfer agent.

(3)	In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison severed as director of the Voyageur Funds from 1993 until 1997.

    The following table shows each Director’s ownership of shares of each Fund and of all other Funds in the Delaware Investments® Family of Funds (the “Fund Complex”) as of April 30, 2010.

Aggregate Dollar Range of
	Common Shares of	Equity Securities in All Registered
	Funds Beneficially	Investment Companies Overseen by
Name of Director	Owned	Director in Fund Complex
Interested Director

Patrick P. Coyne	none	over $100,000

Independent Directors

Thomas L. Bennett	none	$10,001 - $50,000
John A. Fry	none	over $100,000
Anthony D. Knerr	none	over $100,000
Lucinda S. Landreth	none	over $100,000
Ann R. Leven	none	over $100,000
Thomas F. Madison	none	$10,001 - $50,000
Janet L. Yeomans	none	over $100,000
J. Richard Zecher	11,850 *	over $100,000
____________________

*	As of April 30, 2010, Mr. Zecher owned 11,850 shares of common stock of Delaware Investments Arizona Municipal Income Fund, Inc.

Board Leadership Structure and Functions.

    Common Board of Directors. The business of each Fund is managed under the direction of its Board. The Directors also serve on the Boards of all other investment companies that comprise the Delaware Investments Family of Funds. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by serving on the boards of all the funds in the complex.

    Board Chairman. Mr. Coyne, who is an Interested Director, serves as the Chairman of the Board. The Board believes that it is beneficial to have a representative of Fund management as its Chairman. Mr. Coyne is President of Delaware Management Company (“DMC”) and its service provider affiliates and oversees the day-to-day investment and business affairs affecting DMC and the Funds. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

     Coordinating Director. The Board designates one of the independent Directors to serve as Coordinating Director. The Coordinating Director, in consultation with Fund management, counsel and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Coordinating Director also conducts meetings of the independent Directors. The Coordinating Director also generally serves as a liaison between outside Directors, the Chairman, Fund officers, and counsel, and is an ex officio member of the Nominating and Corporate Governance and Investment Committees, discussed below.

     Size and Composition of Board. The Board is comprised of nine Directors. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

     Board Meetings. Each of Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Fund II, Inc., (each, a “Municipal Fund,” and collectively, the “Municipal Funds”) held six Board meetings during their last fiscal year, ended March 31, 2010. Delaware Investments Dividend and Income Fund, Inc. (“DDF”), Delaware Enhanced Global Dividend and Income Fund (“DEX”) and Delaware Investments Global Dividend and Income Fund, Inc. (“DGF”) held six Board meetings during their last fiscal year, ended November 30, 2009. Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director serves. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. All Directors were present at the Funds’ annual meeting held on August 19, 2009.

     Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

     Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following independent Directors appointed by the Board: Thomas F. Madison, Chairperson; Thomas L. Bennett; John A. Fry; Janet L. Yeomans, and J. Richard Zecher. Each Audit Committee member is not an “interested person” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”), and each meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE Amex Equities (“NYSE Amex”) (formerly the American Stock Exchange). Members of the Audit Committee serve for two year terms or until their successors have been appointed and qualified. The Audit Committee held five meetings for DDF, DEX and DGF for the fiscal year ended November 30, 2009 and five meetings for the Municipal Funds for the fiscal year ended March 31, 2010. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at www.delawareinvestments.com.

     Each Fund has an Independent Directors Committee that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee is comprised of all of the Fund’s independent Directors. The Independent Directors Committee held four meetings during the fiscal year ended November 30, 2009 for DDF, DEX and DGF, and four meetings for the Municipal Funds for the fiscal year ended March 31, 2010.

     Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Fund’s investment adviser as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment adviser regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following five independent Directors: Thomas L. Bennett, Chairman; Anthony D. Knerr, Lucinda S. Landreth, Janet L. Yeomans; and Ann R. Leven (ex officio). The Investments Committee held four meetings during the fiscal year ended November 30, 2009 for DDF, DEX and DGF, and four meetings for the Municipal Funds for the fiscal year ended March 31, 2010.

     Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) that recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for the independent Trustees. The Nominating Committee is comprised of the following Directors appointed by the Board: John A. Fry, Chairperson; Anthony D. Knerr; J. Richard Zecher, and Ann R. Leven (ex-officio), all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE Amex and are not “interested persons” under the 1940 Act. The Nominating Committee recommends nominees for independent Directors for consideration by the incumbent independent Directors of each Fund, and the Nominating Committee recommends nominees for interested Directors for consideration by the full Board of each Fund. The Nominating Committee held four meetings during the fiscal year ended November 30, 2009 for DDF, DEX and DGF and four meetings for the Municipal Funds for the fiscal year ended March 31, 2010. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at www.delawareinvestments.com.

     The Nominating Committee will consider shareholder recommendations for nominations to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit the recommendations in writing to John A. Fry, Chairman of the Nominating Committee, c/o the Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

     The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Directors and shareholders. In addition, the Nominating Committee may use a search firm to identify candidates for the Board. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, a check of the candidate’s references, other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an independent director for purposes of the 1940 Act and the listing standards of the NYSE and NYSE Amex.

     The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Funds’ long-term shareholders and whose background will complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

Director Qualifications.

     In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Corporate Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

     In reaching its determination that an individual should serve or continue to serve as a Director, the committee considers, in light of each Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Proxy Statement.

     Thomas L. Bennett. Mr. Bennett has over thirty years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, non-profit organizations and for-profit companies. He has an M.B.A. degree from the University of Cincinnati and is a Chartered Financial Analyst. Mr. Bennett has served on the Board since March 2005.

     John A. Fry. Mr. Fry has over twenty-five years of experience in higher education. He has served in senior management for two major institutions of higher learning. Mr. Fry has also served as a board member of many non-profit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A degree from New York University. Mr. Fry has served on the Board since January 2001.

     Anthony D. Knerr. Dr. Knerr has over fifteen years in the financial management industry, having had responsibility for overseeing the finances and investments of two major universities and over twenty years of experience as a strategy consultant to universities and other non-profit institutions. He has served as the President and as a board member of numerous non-profit organizations and has taught at several universities. He received his Ph.D. degree from New York University and his M.A. and B.A. degrees from Yale University. Dr. Knerr has served on the Board since April 1990.

     Lucinda S. Landreth. Ms. Landreth has over thirty-five years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several non-profit institutions. In addition to her B.A. degree, she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

     Ann R. Leven. Ms. Leven has over thirty-five years of experience in financial management. She has held senior positions at major arts institutions overseeing finance and investments. She has also been a faculty member of a well-known business school and a director of two public companies. Ms. Leven served on the Board of Governors of the Investment Company Institute for eight years. She holds an A.B. degree in Liberal Arts from Brown University and an M.B.A. degree from Harvard University. Ms. Leven has served on the Board since October 1989, serving as Coordinating Director since 2004.

     Thomas F. Madison. Mr. Madison has over fifteen years of experience in the investment management industry. He has served in senior management for a small business investing and consulting company. Mr. Madison has also served as a board member and a board committee member of another investment company and a number of for-profit companies. He has served as chairman of audit, compensation and corporate governance committees for public companies and is the Lead Director for two public companies. He holds a degree in Aero Engineering from the University of Minnesota. Mr. Madison has served on the Board since May 1997.

     Janet L. Yeomans. Ms. Yeomans has over twenty-seven years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. As Treasurer of a large global company, she has significant broad-based financial experience, including global financial risk management and mergers and acquisitions. She has also served as a board member of a for-profit company. She holds degrees in Mathematics and Physics from Connecticut College and an M.B.A. degree from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

     J. Richard Zecher. Mr. Zecher has over thirty-five years of experience in the investment management industry. He founded a hedge fund investment advisory firm and a risk management consulting company. He also served as Treasurer of a money center New York bank. Prior thereto, Mr. Zecher was the Chief Economist at the Securities and Exchange Commission. Mr. Zecher has served as a board member and board committee member of a for-profit company. He holds degrees in Economics from The Ohio State University. Mr. Zecher has served on the Board since March 2005.

     Patrick P. Coyne. Mr. Coyne has over 24 years of experience in the investment management industry. Mr. Coyne has managed funds, investment teams and fixed income trading operations. He has held executive management positions at Delaware Investments for several years, serving as the firm’s Chief Investment Officer for fixed income investments, as Chief Investment Officer for equity investments and, since 2006, as President of Delaware Investments. Mr. Coyne has served as a board member of non-profit organizations and for-profit companies, and currently serves on the Board of Governors of the Investment Company Institute. He holds a B.A. degree from Harvard University and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Coyne has served on the Board since August 2006.

     Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment adviser, transfer agent, custodian and independent public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Fund and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

     The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk management discussions, Fund management raises other specific risk management issues relating to the Fund with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk -- either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment adviser and its affiliates identify and manage risks pertinent to the Fund.

      The Audit Committee looks at specific risk management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment adviser’s internal audit and risk management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Fund.

     The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Independent Director Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Director Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role overseeing risk through its review of investment performance, investment process, investment risk controls and Fund expenses.

     Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

     Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board. The interested Director is compensated by the investment adviser and does not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $125,000 for serving as a Director of all 30 investment companies within the Fund Complex, plus $10,000 per meeting. Ann R. Leven is the current Lead/Coordinating

Director for the Funds and receives an additional annual retainer totaling $40,000 with respect to all 30 investment companies within the Fund Complex. The incoming annual 2011 Lead/Coordinating Director receives an additional retainer of $20,000. Members of the Audit, Investments, and Nominating Committees receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating Committee receives an annual retainer of $15,000.

     The following table sets forth the compensation received by each independent Director from each Fund and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2010.

		Total Compensation
	Aggregate	from the Investment
	Compensation from the	Companies in the Fund
Director	Funds	Complex
Thomas L. Bennett	$4,498	$198,333
John A. Fry	$4,386	$193,333
Anthony D. Knerr	$4,062	$180,000
Lucinda S. Landreth	$3,875	$170,833
Ann R. Leven	$5,102	$225,000
Thomas F. Madison	$4,375	$193,333
Janet L. Yeomans	$3,795	$168,333
J. Richard Zecher	$4,049	$178,333

     Officers. The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds: Patrick P. Coyne, Richard Salus, and Daniel V. Geatens. Exhibit C includes biographical information and the past business experience of these officers, except for Mr. Coyne, whose information is set forth with that of the other Directors. The Exhibit also identifies which of these executive officers are also officers of DMC, the investment adviser of each Fund. These officers are considered to be “interested persons” of the Funds under the 1940 Act. The shares of each Fund that are owned by the executive officers as a group is less than one percent.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended, (the “1934 Act”) requires that Forms 3, 4, and 5 be filed with the U.S. Securities and Exchange Commission, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment adviser. The Funds believe that these requirements were met for each Fund’s last fiscal year.

     Required Vote. All shareholders of a Fund vote together to elect Directors. Provided that a quorum is present at the Meeting, either in person or by proxy, a plurality of votes cast is required to elect each Director nominee.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

     Prior to May 27, 2010 (May 20, 2010 in the case of DDF, DGF and DEX), the firm of Ernst & Young LLP (“E&Y”) served as the independent registered public accounting firm for the Funds. In accordance with Rule 3526 of the Public Company Accounting Oversight Board, E&Y prior to such date confirmed to each Fund’s Audit Committee the independence of E&Y.

     Due to independence requirements under the Securities and Exchange Commission’s auditor independence rules, as applied to the January 4, 2010 acquisition of Delaware Investments (including DMC) by Macquarie Group, E&Y resigned as the auditors for the Funds on May 27, 2010 (May 20, 2010 in the case of DDF, DGF and DEX). At a meeting held on February 18, 2010, the Board, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLC (“PwC”) to serve as the auditors for the Municipal Funds for the fiscal year ending March 31, 2011, and at a meeting held on May 20, 2010, the Board, upon recommendation of the Audit Committee, selected PwC to serve as the auditors for DDF, DGF and DEX for the fiscal year ending November 30, 2010. During the fiscal years ended March 31, 2010 and March 31, 2009 in the case of the Municipal Funds, and during the fiscal years ended November 30, 2009 and November 30, 2008 in the case of DDF, DGF and DEX, E&Y’s audit reports on the financial statements of the Funds did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Funds and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Funds nor anyone on their behalf had consulted with PwC at any time prior to their selection with respect to the application of accounting principles to any transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements.

     The Funds have requested that E&Y furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit D and will be filed as Exhibit 77 to each Fund’s next Form N-SAR.

     The Audit Committee must approve all audit and non-audit services provided by the Funds’ auditors relating to the operations or financial reporting of one or more of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

     Each Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of non-audit services by the auditors. These policies and procedures require that any non-audit service to be provided by the auditors to a Fund, DMC, or any entity controlling, controlled by or under common control with DMC that relate directly to the operations or financial reporting of a Fund are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds up to certain specified fee limits.

     As required by its charter, each Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from E&Y the audited financial statements for each Fund’s last fiscal year. The Audit Committee has discussed with E&Y its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from E&Y required by Rule 3526 of the Public Company Accounting Oversight Board, and discussed with a representative of E&Y the firm’s independence. Each Fund’s Board considered fees received by E&Y from DMC and its affiliates during the last fiscal year in connection with its consideration of the E&Y’s independence. Based on the foregoing discussions with management and the independent auditors, each Fund’s Audit Committee unanimously recommended to the Fund’s Board that the aforementioned audited financial statements be included in each Fund’s annual report to shareholders for the last fiscal year.

     As noted above, the members of each Fund’s Audit Committee are: Thomas L. Bennett, John A. Fry, Thomas L. Madison, Janet L. Yeomans and J. Richard Zecher. All members of each Fund’s Audit Committee meet the standard of independence set forth in the listing standards of the NYSE and NYSE Amex, as applicable, and are not considered to be “interested persons” under the Investment Company Act of 1940. Each Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is attached to this proxy statement.

     Audit fees. The aggregate fees paid to E&Y in connection with the annual audit of each Fund’s financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal year ended November 30, 2009 for DEX, DDF and DGF and ended March 31, 2010 for the Municipal Funds, and for the fiscal year ended November 30, 2008 for DEX, DDF and DGF and ended March 31, 2009 for the Municipal Funds are set forth below:

	Audit Fees for FYE	Audit Fees for FYE
Fund	11/30/09 or 3/31/10	11/30/08 or 3/31/09
Delaware Enhanced Global Dividend and
Income Fund	$16,938	$16,300
Delaware Investments Dividend and
Income Fund, Inc.	$13,638	$13,100
Delaware Investments Global Dividend and
Income Fund, Inc.	$12,438	$11,200
Delaware Investments Arizona Municipal
Income Fund, Inc.	$10,838	$10,800
Delaware Investments Colorado Municipal
Income Fund, Inc.	$11,938	$11,800
Delaware Investments National Municipal
Income Fund	$10,338	$10,500
Delaware Investments Minnesota Municipal
Income Fund II, Inc.	$15,938	$15,100

     Audit-related fees. The aggregate fees billed by the Funds’ independent auditors for services relating to the performance of the audit of each Fund’s financial statements and not reported above under “Audit Fees” were $0 for the fiscal year ended November 30, 2009 for DEX, DDF and DGF and ended March 31, 2010 for the Municipal Funds and for the fiscal year ended November 30, 2008 for DEX, DDF and DGF and ended March 31, 2009 for the Municipal Funds.

     The aggregate fees billed by the Funds’ independent auditors for services relating to the performance of the audit of the financial statements of each Fund’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of a Fund for the fiscal year ended November 30, 2009 for DEX, DDF and DGF and ended March 31, 2010 for the Municipal Funds were $0, and for the fiscal year ended November 30, 2008 for DEX, DDF and DGF and ended March 31, 2009 for the Municipal Funds were $0.

     Tax fees. The aggregate fees billed by the Funds’ independent auditors for tax-related services provided to each Fund are described below for the fiscal year ended November 30, 2009 for DEX, DDF and DGF and ended March 31, 2010 for the Municipal Funds, and for the fiscal year ended November 30, 2008 for DEX, DDF and DGF and ended March 31, 2009 for the Municipal Funds. The percentage of these fees relating to services approved by the Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns, review of annual excise distribution calculations, and, with respect to DGF and DEX, tax compliance services related to investments in foreign securities.

	Tax Fees for FYE	Tax Fees for FYE
Fund	11/30/09 or 3/31/10	11/30/08 or 3/31/09
Delaware Enhanced Global Dividend and
Income Fund	$4,550	$4,550
Delaware Investments Dividend and Income
Fund, Inc.	$2,850	$3,250
Delaware Investments Global Dividend and
Income Fund, Inc.	$3,410	$2,567
Delaware Investments Arizona Municipal
Income Fund, Inc.	$2,450	$2,250
Delaware Investments Colorado Municipal
Income Fund, Inc.	$2,950	$2,650
Delaware Investments National Municipal
Income Fund	$2,250	$2,150
Delaware Investments Minnesota Municipal
Income Fund II, Inc.	$4,850	$4,150

     The aggregate fees billed by the Funds’ independent auditors for tax-related services provided to the Funds’ investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Fund were $0 for each Fund’s prior two fiscal years.

     All other fees. The aggregate fees billed for all services provided by the independent auditors to the Funds other than those set forth above were $0 for the prior two fiscal years.

     The aggregate fees billed for all services other than those set forth above provided by the Funds’ independent auditors to the Funds’ investment adviser and other service providers under common control with the investment adviser and that relate directly to the operations or financial reporting of the Funds were $0 for the Funds’ prior two fiscal years.

     Aggregate non-audit fees to the Funds, the investment adviser and service provider affiliates. The aggregate non-audit fees billed by the independent auditors for services rendered to the Municipal Funds and to their investment adviser and other service providers under common control with the investment adviser were $212,214 and $263,202 for the Funds’ fiscal years ended March 31, 2010 and March 31, 2009, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DEX and to its investment adviser and other service providers under common control with the investment adviser were $204,264 and $258,552 for the Fund’s fiscal years ended November 30, 2009 and November 30, 2008, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and to its investment adviser and other service providers under common control with the investment adviser were $202,564 and $257,252 for the Fund’s fiscal years ended November 30, 2009 and November 30, 2008, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DGF and to its investment advisers and other service providers under common control with the investment adviser were $203,124 and $256,569 for the Fund’s fiscal years ended November 30, 2009 and November 30, 2008, respectively.

     In connection with its selection of the independent auditors, the Audit Committee has considered the independent auditors’ provision of non-audit services to the investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

COMMUNICATIONS TO THE BOARD

     Shareholders who wish to communicate to the full Board may address correspondence to Ann R. Leven, Coordinating Director for the Funds, c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to the Coordinating Director or any individual Director c/o a Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

     Investment Adviser. DMC, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to each Fund.

     Administrator. Delaware Service Company, Inc., 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and fund accounting oversight services for the Funds.

     Independent Auditors. PwC serves as the Funds’ independent auditors. PwC’s principal address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103-7042. A representative of PwC is expected to be present at the Meeting. The representative of PwC will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Proxy Solicitation. This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be shared as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Funds, Delaware Management Business Trust and their affiliates, without extra pay, may conduct additional solicitations by telephone, fax, email, and personal interviews.

     Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (800) 523-1918. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (800) 523-1918.

     Expenses of the Proposals. The costs of the Proposal will be borne equally by the Funds. As discussed above, no proxy solicitor is expected to be engaged with respect to the Proposal.

     Shareholder Proposals. For the Funds’ annual meeting of shareholders in 2011, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than March 11, 2011. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 25, 2011.

     Fund Reports. Each Fund’s most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free (800) 523-1918.

EXHIBIT A

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 21, 2010)

Delaware Investments Dividend and Income Fund, Inc.	9,439,043.000
Delaware Investments Global Dividend and Income Fund, Inc.	4,931,030.910
Delaware Enhanced Global Dividend and Income Fund	12,983,408.600
Delaware Investments Arizona Municipal Income Fund, Inc.	2,982,200.000
Delaware Investments Colorado Municipal Income Fund, Inc.	4,837,100.000
Delaware Investments National Municipal Income Fund	2,422,200.000
Delaware Investments Minnesota Municipal Income Fund II, Inc.	11,504,975.086

A-1

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

     The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of June 21, 2009. Management does not have knowledge of beneficial owners.

			Percent of
		Number of	Outstanding
Fund	Name and Address	Shares	Shares
Delaware Investments Dividend and	CEDE & CO	9,239,130.7141	97.88
Income Fund, Inc.	P.O. BOX 20
	BOWLING GREEN
	STATION
	NEW YORK,
	NY 10274
Delaware Investments Global Dividend	CEDE & CO	4,816,852	97.68
and Income Fund, Inc.	P.O. BOX 20
	BOWLING GREEN
	STATION
	NEW YORK,
	NY 10274
Delaware Enhanced Global Dividend	CEDE & CO	12,977,505	99.95
and Income Fund	P.O. BOX 20
	BOWLING GREEN
	STATION
	NEW YORK,
	NY 10274
Delaware Investments Arizona	CEDE & CO	2,937,825	98.51
Municipal Income Fund, Inc.	P.O. BOX 20
	BOWLING GREEN
	STATION
	NEW YORK,
	NY 10274
Delaware Investments Colorado	CEDE & CO	4,681,582	96.78
Municipal Income Fund, Inc.	P.O. BOX 20
	BOWLING GREEN
	STATION
	NEW YORK,
	NY 10274
Delaware Investments National	CEDE & CO	2,344,069	96.77
Municipal Income Fund	P.O. BOX 20
	BOWLING GREEN
	STATION
	NEW YORK, NY 10274
Delaware Investments Minnesota	CEDE & CO	10,822,074	94.06
Municipal Income Fund II, Inc.	P.O. BOX 20
	BOWLING GREEN
	STATION
	NEW YORK, NY 10274

B-1

EXHIBIT C

EXECUTIVE OFFICERS OF THE FUNDS

Richard Salus, CPA (46)
Senior Vice President, Controller, and Treasurer
Richard Salus is responsible for accounting and reporting, treasury, compensation and benefits, general ledger, financial operations, Sarbanes-Oxley compliance, and leadership and participation in many special projects for Delaware Investments. He is chief financial officer of the Delaware Investments® Family of Funds and Optimum Funds. Prior to joining the firm in 1996 as vice president, assistant controller, he worked for 10 years with Ernst & Young as a senior manager with a primary focus on the banking and investment company sector. He earned his bachelor’s degree in accounting from Franklin & Marshall College, and he is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

Daniel V. Geatens (37)
Vice President, Treasurer – Delaware Investments Family of Funds
Daniel V. Geatens is responsible for the financial administration of the Delaware Investments Family of Funds and the Optimum Fund Trust. He joined Delaware Investments in February 1997 as an investment accountant and has held various management positions within the investment accounting group, including vice president of investment accounting from February 2001 to November 2004. He also served for two years in the institutional client services group as a performance analyst. In November 2006, Geatens joined the fund accounting and fund administration oversight team as director of financial administration for the Delaware Investments Family of Funds and the Optimum Fund Trust. Geatens graduated from Rutgers University-Camden with a bachelor’s degree in finance and received an MBA degree with a concentration in finance from La Salle University.

C-1

EXHIBIT D

PRIOR AUDITOR LETTER

June 29, 2010

Securities and Exchange Commission
100 F Street, N. E.
Washington, D.C. 20549

Gentlemen:

     We have read the section titled “Independent Accountants and Audit Committee Report” in the Combined Proxy Statement for Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Enhanced Global Dividend and Income Fund, Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund and Delaware Investments Minnesota Municipal Income Fund II, Inc. for the Joint Annual Meeting of Shareholders to be held on August 18, 2010, and are in agreement with the statements contained therein.

Yours very truly,

D-1

DELAWARE INVESTMENTS DIVIDEND
AND INCOME FUND, INC.

DELAWARE INVESTMENTS GLOBAL
DIVIDEND AND INCOME FUND, INC.

DELAWARE ENHANCED GLOBAL DIVIDEND
AND INCOME FUND

DELAWARE INVESTMENTS ARIZONA
MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS COLORADO
MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS NATIONAL
MUNICIPAL INCOME FUND

DELAWARE INVESTMENTS MINNESOTA
MUNICIPAL INCOME FUND II, INC.

COMBINED PROXY
STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
AUGUST 18, 2010

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

Vote on Directors

1.	To elect the following nominees as Directors of the Fund:

	01)	THOMAS L. BENNETT
	02)	PATRICK P. COYNE
	03)	JOHN A. FRY
	04)	ANTHONY D. KNERR
	05)	LUCINDA S. LANDRETH
	06)	ANN R. LEVEN
	07)	THOMAS F. MADISON
	08)	JANET L. YEOMANS
	09)	J. RICHARD ZECHER

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on AUGUST 18, 2010:
the proxy statement is available at www.delawareinvestments.com/proxy.

<XXXXX>2

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT ANNUAL MEETING OF SHAREHOLDERS - AUGUST 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 18, 2010 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT ANNUAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	<XXXXX>3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

Vote on Directors

1.	To elect the following nominees as Directors of the Fund:

	01)	THOMAS L. BENNETT
	02)	PATRICK P. COYNE
	03)	JOHN A. FRY
	04)	ANTHONY D. KNERR
	05)	LUCINDA S. LANDRETH
	06)	ANN R. LEVEN
	07)	THOMAS F. MADISON
	08)	JANET L. YEOMANS
	09)	J. RICHARD ZECHER

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on AUGUST 18, 2010:
the proxy statement is available at www.delawareinvestments.com/proxy.

<XXXXX>4

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT ANNUAL MEETING OF SHAREHOLDERS - AUGUST 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 18, 2010 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT ANNUAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	<XXXXX>5	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.

Vote on Directors

1.	To elect the following nominees as Directors of the Fund:

	01)	THOMAS L. BENNETT
	02)	PATRICK P. COYNE
	03)	JOHN A. FRY
	04)	ANTHONY D. KNERR
	05)	LUCINDA S. LANDRETH
	06)	ANN R. LEVEN
	07)	THOMAS F. MADISON
	08)	JANET L. YEOMANS
	09)	J. RICHARD ZECHER

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on AUGUST 18, 2010:
the proxy statement is available at www.delawareinvestments.com/proxy.

<XXXXX>6

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT ANNUAL MEETING OF SHAREHOLDERS - AUGUST 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 18, 2010 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT ANNUAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	<XXXXX>7	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

Vote on Directors

1.	To elect the following nominees as Directors of the Fund:

	01)	THOMAS L. BENNETT
	02)	PATRICK P. COYNE
	03)	JOHN A. FRY
	04)	ANTHONY D. KNERR
	05)	LUCINDA S. LANDRETH
	06)	ANN R. LEVEN
	07)	THOMAS F. MADISON
	08)	JANET L. YEOMANS
	09)	J. RICHARD ZECHER

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on AUGUST 18, 2010:
the proxy statement is available at www.delawareinvestments.com/proxy.

<XXXXX>8

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT ANNUAL MEETING OF SHAREHOLDERS - AUGUST 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 18, 2010 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT ANNUAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	<XXXXX>9	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

Vote on Directors

1.	To elect the following nominees as Directors of the Fund:

	01)	THOMAS L. BENNETT
	02)	PATRICK P. COYNE
	03)	JOHN A. FRY
	04)	ANTHONY D. KNERR
	05)	LUCINDA S. LANDRETH
	06)	ANN R. LEVEN
	07)	THOMAS F. MADISON
	08)	JANET L. YEOMANS
	09)	J. RICHARD ZECHER

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on AUGUST 18, 2010:
the proxy statement is available at www.delawareinvestments.com/proxy.

<XXXXX>10

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT ANNUAL MEETING OF SHAREHOLDERS - AUGUST 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 18, 2010 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT ANNUAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	<XXXXX>11	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

Vote on Trustees

1.	To elect the following nominees as Trustees of the Fund:

	01)	THOMAS L. BENNETT
	02)	PATRICK P. COYNE
	03)	JOHN A. FRY
	04)	ANTHONY D. KNERR
	05)	LUCINDA S. LANDRETH
	06)	ANN R. LEVEN
	07)	THOMAS F. MADISON
	08)	JANET L. YEOMANS
	09)	J. RICHARD ZECHER

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on AUGUST 18, 2010:
the proxy statement is available at www.delawareinvestments.com/proxy.

<XXXXX>12

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT ANNUAL MEETING OF SHAREHOLDERS - AUGUST 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 18, 2010 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT ANNUAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	<XXXXX>13	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Vote on Trustees

1.	To elect the following nominees as Trustees of the Fund:

	01)	THOMAS L. BENNETT
	02)	PATRICK P. COYNE
	03)	JOHN A. FRY
	04)	ANTHONY D. KNERR
	05)	LUCINDA S. LANDRETH
	06)	ANN R. LEVEN
	07)	THOMAS F. MADISON
	08)	JANET L. YEOMANS
	09)	J. RICHARD ZECHER

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on AUGUST 18, 2010:
the proxy statement is available at www.delawareinvestments.com/proxy.

<XXXXX>14

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT ANNUAL MEETING OF SHAREHOLDERS - AUGUST 18, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Deidre A. Downes, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Annual Meeting of Shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 18, 2010 at 4:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT ANNUAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.